Contract Registration (Record) No.: L-1211446

Shenzhen City Real Estate Lease

Contract

Shenzhen City Housing Lease Administration Office

Real Estate Lease Contract

Lessor (Party A):

Shenzhen Jinguanghua Industries Group Co. Ltd.

Contact Address:

Buildings 6 to 8, Yongxin Street Yongxin Commerce City, Jiefang Road,  Luohu District, Shenzhen

Postal Code:

Contact Phone No.:

Business License/Personal ID No.:

Authorized representative:

Contact Address:

Postal Code:

Contact Phone No.:

Business License/Personal ID No.:

Lessee (Party B):

XU Yongping

Contact Address:

Postal Code:

Contact Phone No.:

Business License/Personal ID No.: 3210811974101024X

Authorized representative:

Contact Address:

Postal Code:

Contact Phone No.:

Business License/Personal ID No.:

Pursuant to the provisions of  "People’s Republic of China Contract Law," "People’s Republic of China Urban Real Estate Management Law" and "Shenzhen Special Economic Zone Housing Lease Regulation" and its implementation details policy, Party A and Party B, after friendly consultation, have entered into this contract as follows.

Article 1

Party A will lease the housing located at L5-0630075 and L6-036037 (Commercial space serial numbers), Jinguanghua Plaza, Renmin Road, Luohu District, Shenzhen (hereinafter, "Leased RE") to Party B for its use.  The construction area of the Leased RE is 4547 square meters and the total level of the building is 10.

Owner of the Leased RE: Shenzhen Jinguanghua Industries Group Co. Ltd.; name and S/N number of the property ownership certificate or other valid documents evidencing the ownership of the property: "Shenzhen Land Use Right Transfer Contract" (SLC(2002) No. 1100).

Article 2

The unit rent for the Leased RE is calculated on the basis of its construction area of at RMB 60.00/m2 (Sixty Yuan) per month, and the total monthly rent is RMB 272,820.00 (Two Hundred Seventy-Two Thousand Eight Hundred and Twenty Yuan).

Article 3

Party B must pay the initial rent of RMB 272,820.00 (Two Hundred Seventy-Two Thousand Eight Hundred and Twenty Yuan) before February 1, 2007.

Article 4

Party B must pay Party A the rent:

☑ before the 7th day of each month;

☐  before the ___ day of the ______ month of each quarter;

☐  before the ___ day of the ______ month of each half-year;

☐  before the ___ day of the ______ month of each year;

Party A must issue tax receipts upon receiving the rent payment.

(Party A and Party B must jointly select one of the four payment method above and place an "✓" in the box selected)

Article 5

The term of Party B's lease of the Leased RE starts on February 1, 2007 and ends on September 30, 2014 .

The term of the lease stated above shall not extend beyond the approved term of the land use, beyond which any period shall be invalid. If there is any loss resulting from the breach of this provision, Party A and Party B must abide by the stipulation,  if any, between them; if not, Party A shall be responsible.

Article 6

Use of the Leased RE: Commercial.

If Party B desires to use the Lease RE for other purposes, Party B must obtain written consent from Party A in advance and apply to real estate property administration for changing the purpose of use of the property; Party B shall not use the Leased RE for any other purposes before such approval is obtained.

Article 7

Party A must hand over the Leased RE to Party B before February 1, 2007 and process relevant handover procedures.

If Party A hands over the Leased RE later than the date stated above, Party B may demand that the effective term of this contract be extended accordingly; and the two parties should confirm by written signatures and file this contract with contract registration administration for record.

Article 8

At the time of handing over the Leased RE, the two parties must acknowledge the condition and situation of the Leased RE,  its facilities and its ancillary assets, and list them in an attachment.

Article 9

At the time of handing over the Leased RE, Party A may demand a lease security in the amount equaling two-month's rent, i.e., RMB 543,640.00 (Five Hundred Forty-Three Thousand Six Hundred and Forty Yuan).

Party A must issue a receipt upon receiving the lease security.

The pre-conditions for Party A to return the lease security:

1.

See "Housing Lease Contract" entered into between the two parties for details.

2.

____________________________________________

3.

____________________________________________

☐  Upon satisfaction of one of the pre-conditions.

☐  Upon satisfaction of all of the pre-conditions.

(Party A and Party B must jointly select one of the choices above and place an "✓" in the box selected)

Upon the occurrence of any of the following, Party A may choose not to return the lease security:

1.

See "Housing Lease Contract" entered into between the two parties for details.

2.

____________________________________________

3.

____________________________________________

Article 10

During the term of the lease, Party A shall be responsible for paying the land use fee for the land associated with the Leased RE and the taxes, the Leased RE management fee and ________; Party B shall be responsible to pay the water bill, sanitation bill and housing (plaza) property management fee, maintenance fee and ________ in connection with the use of the Leased RE.

Article 11

Party A must ensure that the Leased RE to be handed can be used to realize the purpose of the lease and that the safety of the Leased RE to be handed over and its ancillary facilities is in compliance with the provisions of the applicable laws, statutes and regulations.

If Party A's willful negligence causes personal injury or damage to Party B within the premises of the Leased RE, Party B shall have the right to demand Party A for corresponding compensation.

Article 12

Party B must use the Leased RE and its ancillary facilities in a reasonable fashion and shall not use the Leased RE to engage in any illegal activities; Party A shall not interfere in or impede Party B's normal and reasonable use of the Leased RE.

Article 13

During the course of Party B's use of the Leased RE, if, through no fault of Party B, the Leased RE or its ancillary facilities experience damage or break-down that prevent their safe and normal use, Party B must promptly notify Party A and take effective measures that may be available to prevent the further spread of such defects; Party A must perform repairs within ___ days upon receiving Party B's notice or directly entrust Party B with the performance of such repairs; if Party B is unable to notify Party A or if Party A fails to perform such repairs within the time stipulated above, Party B may perform such repairs on Party A’s behalf.

If such repairs must be performed immediately in a special emergency situations, Party B must perform such repairs on Party A’s behalf and promptly notify Party A of the situation.

Party A shall be responsible for the expenses (including reasonable expenses arising from Party B's performance of such repairs on its behalf and from Party B's actions to prevent the spread of the defects) arising from such repairs under the circumstances set forth in the above two sections.  If Party B fails to fulfill the obligations stipulated in the above two sections, or fails to notify Party A promptly or to take effective measures that may be available, thus resulting in the spread of defects, Party B shall be responsible for the expenses of performing repair and maintenance on that (spread) portion.

Article 14

If Party B uses the Leased RE improperly or in a unreasonable manner, resulting in damage to or break-down of the Leased RE and its ancillary facilities that prevent their safe and normal use, Party B must be responsible for their repairs or for compensation and inform Party A promptly.  If Party B refuses to perform such repairs or to provide compensation, Party A may, upon filing with contract registration administration for record, perform such repairs on Party B's behalf, with Party B being responsible for all the associated repair expenses.

Article 15

During the effective period of the contract, if Party A undertakes alteration, expansion or remodeling of the Leased RE, Party A and Party B must enter into a separate written agreement.

The situation mentioned above must be approved by the relevant administration in accordance with the rules before such project can be undertaken.

Article 16

☐ During the term of the lease,  Party B may sublease all or part of the Leased RE to a third party and proceed to process registration (record) procedures with the housing lease administration.  However, the term of the sublease shall not exceed the term of the lease stipulated herein;

☐ During the term of the lease, Party B may, upon obtaining Party A's written consent to subleasing, proceed to process registration (record) procedures with the housing lease administration, with such written consent as evidence.  However, the term of the sublease shall not exceed the term of the lease stipulated herein;

☑ During the term of the lease, Party B shall not sublease all or part of the Leased RE to any third party.

(Party A and Party B must jointly select one of the choices above and place a "✓" in the box selected)

Article 17

During the effective period of this contract, if Party A needs to transfer part or all of the ownership of the Leased RE, Party A must notify Party B in writing one month prior to such transfer.  Party B shall have the priority purchase right under the same terms and conditions

If the Leased RE is transferred to a third party, Party A shall have the responsibility to instruct the transferee to continue the performance of this contract at the time of executing the transfer contract.

Article 18

During the effective period of this contract, upon the occurrence of any of the following, this contract may be dissolved or revised:

(1)

Occurrence of Force Majeure that renders it impossible to perform this contract;

(2)

The expropriation, recall or demolition of the Leased RE by the government;

(3)

Upon reaching consensus after consultation between Party A and Party B.

Article 19

Upon the occurrence of any of the following, Party A may, with respect to the resulting loss,

☑ 1.

Demand Party B to compensate for any loss;

☑ 2.

Refuse to return the lease security;

☐ 3.

Demand Party B to pay default damages in the amount of RMB

__________ (___________________________________ Yuan).

(The two parties must select the four methods above through consultation and place a "✓" in the corresponding box selected):

(1)

Party B's rent payment is in arrears for 30 days (one month);

(2)

Party B's delay in rent payment may cause Party A to suffer losses of various fees and expenses in excess of RMB ___________;

(3)

Party B uses the Leased RE to engage in illegal activities and has damaged the interests of the public or other persons;

(4)

Party B has changed the structure or the purpose of use of the Leased RE without authorization;

(5)

Party B has failed to assume its responsibility to perform repairs or pay repair expenses in violation of the provisions of Article 14 herein, resulting in serious damage to the Leased RE or its facilities;

(6)

Party B has undertaken remodeling of the Leased RE without obtaining prior written consent from Party A and approval from the relevant administration office;

(7)

Party B has subleased the Leased RE to a third person without authorization.

In addition to pursuing Party B for damages and compensation or for its liability for breach, Party A shall have the right, based on the situation stated above, to demand the revision of the provisions herein or the dissolution of the contract.

Article 20

Upon the occurrence of any of the following, Party B may, with respect to the resulting loss,

☐ 1.

Demand Party A to compensate for the loss;

☐ 2.

Demand Party A to return the lease security in the amount of two times of the original;

☐ 3.

Demand Party A to pay default damages in the amount of RMB _______

(____________________________________________).

(The two parties must select the three methods above through consultation place a "✓" in the corresponding box selected):

(1)

Party A's delay in handing over the Leased RE is more than _____ days (__________);

(2)

Party A violates the provisions of Article 11 herein, and the safety of the Leased RE is not in compliance with the provisions of the applicable laws, statutes and regulations;

(3)

Party A fails to fulfill its obligations for repairs or for paying repair expenses, in violation of the provisions of Article 13 herein;

(4)

Party A has undertaken projects of altering, expanding and remodeling the Leased RE without obtaining prior consent from Party B or approval from the relevant administration office;

In addition to pursuing Party A for damages and compensation or for its liability for breach, Party B shall have the right, based on the situation stated above, to demand the or the dissolution of the contract (Party B must notify Party A in writing after receiving compensation and return the Leased RE) or to request Party A to revise the provisions herein.

Article 21

Upon termination of this contract, Party B must vacate and return the Leased RE within _____ days, ensure that the Leased RE and its ancillary facilities are in sound condition (except normal wear and tear), settle all the fees and expenses for which it is responsible and process the handover procedures.

If Party B fails to vacate or return the Leased RE within the specified time, Party A shall have the right to recall the Leased RE pursuant to the provisions of the law and of this contract and charge Party B damages in the amount that doubles the rent for the period of time beyond the date of expiration.

Article 22

Upon expiration of the term of the leas, if Party B needs to continue the lease of the Leased RE, Party B must submit request for renewal of the lease 3 months prior to the expiration of the lease; Party B shall have the priority right to lease the Leased RE under the same terms and conditions.

Party A and Party B must enter into a new contract if they agree to renew the lease and re-file the contract with registration (record) administration for record.

Article 23

Party A and Party B shall both abide by all the provisions herein conscientiously; if one party commits act of breach, it must bear the corresponding responsibility for breach in accordance with the provisions herein.

Article 24

Party A and Party B may set forth provisions in attached pages regarding matters not covered herein; the contents in any attached pages are the inseparable part of this contract and shall have the same legal effect after such pages are signed and imprinted with seals by both parties.

If Party A and Party B enter any revision agreement regarding the contents herein, the two parties must file the revision agreement with registration administration for record.  Such agreement, upon completion of registration, shall have the same legal effect as this contract.

Article 25

And dispute arising from this contract must be settled through consultation between the two parties; if such consultation fails, such dispute may be submitted to the housing lease administration for mediation; if such mediation fails, such dispute may:

☑ be submitted to Shenzhen Arbitration Commission for arbitration;

☐ be submitted China International Economic and Trade Arbitration Commission Shenzhen Office for arbitration;

☐ be submitted to legal proceedings at the people's court at the location of the

Leased RE.

(The two parties must select one of the dispute resolution methods above through consultation and place a "✓" in the corresponding box selected.)

Article 26

This contract shall become effective on the day of its execution.

Party A and Party B must file the contract with registration (record) administration for record within 10 days after its execution.

Article 27

The Chinese version of this contract shall be the original.

Article 28

This contract is in five counterparts, with two to Party A, two to Party B, one to contract registration administration and ____ to other relevant administration.

Party A:

 /seal/ Shenzhen Jinguanghua Industries Group Co. Ltd.

Legal Representative:

/s/ [signature visible but not legible]

Contact Telephone:

Bank Account No.:

Authorized Agent:

/s/ ZHAO Yong

January 16, 2007

Party B:

/s/ XU Yongping

Legal Representative:

Contact Telephone:

Bank Account No.:

Authorized Agent:

January 16, 2007

Contract Registration (Record) Authority: /seal/ Shenzhen Luohu People’s Government Housing Lease Administration Contract Registration Special Seal

January 30, 2007

Special Reminder

(not translated)